Passionately pursuing a better life for patients with cancer July 2020 Pipeline Overview Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s goals and business strategy, prospects, plans and objectives; the timing, design and results of preclinical and clinical trials; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for, and the potential utility of, AVEO’s product candidates, AVEO’s statements regarding the potential efficacy, safety and tolerability profile of AVEO’s product candidates; and the potential commercial opportunity of AVEO’s product candidates. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA and the EMA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; the impacts of the COVID-19 pandemic on AVEO’s clinical trials, business and operations; AVEO’s ability to enter into and maintain its third party collaboration and license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; the timing and costs of seeking and obtaining regulatory approval; AVEO’s ability to maintain compliance with regulatory requirements applicable to its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates; AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to raise the substantial additional funds required to achieve its goals, including those goals pertaining to the development and commercialization of tivozanib; unplanned capital requirements; adverse general economic and industry conditions; and those risks discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

Clinical Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Partner Tivozanib (RCC) VEGFR TKI Tivozanib (HCC) VEGFR TKI Ficlatuzumab Anti-HGF/c-MET mAb AV-203 (CAN017) Anti-ERBB3 mAb Multiple Potential Opportunities for Value Creation TIVO-1 (Phase 3 Registration Study in 1st Line RCC) TIVO-3 (Phase 3 Registration Study in 3rd Line RCC) TiNivo (+OPDIVO® RCC) HNSCC (Ficla +/- ERBITUX®) Oncology Pre-Clinical Tivozanib VEGFR TKI AV-380 Anti-GDF15 mAb AV-353 Anti-Notch 3 mAb Cachexia Oncology DEDUCTIVE (1st line HCC+ IMFINZI®) (Europe) Pancreatic (Ficla + Nab-paclitaxel + Gemcitabine) Non-Oncology CyFi-1 (AML HiDac +/- Ficla)

Ficlatuzumab Anti-HGF/c-MET mAb

Ficlatuzumab: A Potent anti-HGF/c-MET mAb Hepatocyte growth factor (HGF) pathway is frequently dysregulated in a broad range of human cancers HGF can lead to both tumor growth and metastatic progression of cancer cells when dysregulated and is an escape mechanism to CT and targeted therapies, including EGFR inhibitors Ficlatuzumab has demonstrated differentiated inhibition of HGF High affinity (pM) and slow off-rate for HGF High potency (nM) inhibiting all biological activities of HGF, including autocrine/paracrine activation loops Partnered with 1. Christensen JG, et al. Cancer Letters. 225:1-26. 2. Engelman JA, et al. Science. 316:1039-43. 3. Turke AB, et al. Cancer Cell. 17:77-88. 4. Yano S, et al. Cancer Res. 68:9479-87.

HNSCC: Randomized Phase 2 Trial Ongoing (Ficlatuzumab + Erbitux vs. Ficlatuzumab) Promising Phase 1 data - ASCO 2017 Topline Phase 2 data expected in 2021 AML: Randomized Phase 2 Trial On Hold Due to COVID-19 (Ficlatuzumab + Cytarabine vs. Ficlatuzumab) Promising Phase 1/2 data - AACR 2019 Pancreatic Cancer: Phase 1/2 Trial (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Topline data reported ASCO GI 2020 Ficlatuzumab: Recently Completed and Ongoing Studies in Multiple Tumor Types with Potential to Address Significant Unmet Needs *Source: NIH 2020 SEER Cancer Stats

Ficlatuzumab: Head & Neck Cancer (HNSCC)

Ficlatuzumab: Rationale in HNSCC HGF levels elevated in HNSCC tumor tissue ASCO 2017 Poster

Ficlatuzumab + Cetuximab: Phase 1 HNSCC Study Results in Cetuximab-Resistant Patients Combination was well tolerated with promising activity (ORR 17%, PFS 6mo, OS 8.2mo) ASCO 2017 Poster

Ficlatuzumab: Phase 2 Confirmatory Study Currently Enrolling Cetuximab-Resistant Patients Due to CPI 1st line approvals study is recruiting 3rd line pts after CPI and Erbitux failures. Results expected 2021 * IRB Requiring Prior IO *

Ficlatuzumab: Acute Myeloid Leukemia (AML)

Ficlatuzumab: Rationale in AML ASCO Poster 2017

All enrolled patients experienced induction failure to 1st line treatment where 25-30% CR rate expected from chemo alone Ficlatuzumab CyFi-1 Study: 50% CR Rate in Difficult to Treat AML Population ASCO Poster 2017

Ficlatuzumab: Pancreatic Cancer

Combination showed durable treatment responses Significant overlapping edema, study with alternate chemotherapy combo to be considered when new clinical supply is available ASCO GI Poster 2020

The c-Met-HGF axis promotes aberrant tumor cell growth, migration, proliferation, and angiogenesis Abnormal signaling results from c-Met over-expression, amplification or mutation of the c-Met receptor, or HGF over-expression C-Met expression is associated with expression of immunoregulatory proteins (PD-L1, IDO, IFN-g) that suppress the immune response Limited pre-clinical and clinical data suggest inhibition of c-Met signaling has direct and indirect anti-tumor effects via attenuation of immunosuppression in the tumor microenvironment Checkpoint inhibitors are less effective in tumors with driver mutations, such as c-Met; combination regimens with targeted agents may provide effective concurrent therapies Front Oncol 2020;10:54 Ficlatuzumab: Immunotherapy Combination Opportunities Emerging

Ficlatuzumab Summary

biodesix

- **HNSCC:** Randomized Phase 2 trial ongoing (Ficlatuzumab +/- ERBITUX®)
- **Pancreatic Cancer:** Phase 1/2 trial complete (Ficlatuzumab + Nab-paclitaxel + Gemcitabine)
- **AML**: Phase 1 trial complete (Ficlatuzumab+DTIC)
- Explore other combinations with scientific rationale: Checkpoint Inhibitors
- Expected exclusivity in U.S. into 2033*

Potential Ficlatuzumab (HGF MAb) Milestones	1H 20	2H 20	2021
HNSCC Randomized (Ficlatuzumab +/- ERBITUX®) Ph2 Confirmatory Data			●
Pancreatic (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Ph1/2 Presentation	✓		
AML CyFi-2 Randomized (DTIC +/- Ficlatuzumab) Ph2 Study Start	On Hold Due to COVID-19		

* Composition of matter to 2028 and a potential 5-year PTE

AVEO ONCOLOGY

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AV-380 Anti-GDF15 mAb

Cancer Cachexia Impacts Patients Across a Broad Range of Tumor Types Cachexia is a complex metabolic syndrome associated with reduced food intake, muscle and adipose tissue loss, inflammation and anemia Approximately 50% of people with cancer will suffer from cachexia* Approximately 30% of all cancer patients die from cachexia* GDF15 is a key driver in cancer cachexia: GDF15 is elevated in cachexic models/ patients (vs. non-cachexic) Expression of GDF15 induces cachexia Inhibition of GDF15 reverses cachexia in animal models Managing cachexia has the potential to improve OS AVEO Market Research * J. Cachexia, Sarcopenia and Muscle 2010

Greater Than 70% of Cancer Patients Have Increased GDF15 Expression, Starting at the Pre-Cachectic Stage ** *** ** In collaboration with A Vigano % Patients Cancer Non-Cachexia Pre-cachexia Cachexia Refractory Cachexia GDF15 < 2.0 (ng/mL) 51% 29% 30% 21% GDF15 > 2.0 (ng/mL) 49% 71% 70% 79% GDF15 Distribution Across Patient Samples Average GDF15 in Patient Samples Adjusted by tumor stage, GDF15 expression is the top factor that predicts cachexia stage with significance

Tumors Engineered to Overexpress GDF15 Cause Severe Weight Loss, Inhibition of GDF15 Reverses the Cachexia Phenotype Induced by Tumor

Expression of GDF15 Induces Cachexia in Animal Models


120%
110%
100%
90%
80%
70%
60%
50%
% Body Weight Chance
GDF15-HER2
STC1-HER2
0
3
7
10
14
Days post tumor appearance

Inhibition of GDF15 Reverses Cachexia in Animal Models


10
0
-10
-20
-30
-40
% change, BW
2mpk mIgG
2mpk anti-mGDF15 Ab
0
1
2
3
4
5
6
7
8
Day

21

Lerner et al., (2016), J. of Cachexia, Sarcopenia and Muscle, 7: 467-482

AVEO ONCOLOGY

GDF15 Has Been Shown to Predict Survival in Cancer Patients Survival analysis showed that GDF15 expression predicted survival adjusting for stage and weight change 1st quartile (low) 2nd quartile 3rd quartile 4th quartile (High) Percent Survival Days In collaboration with A. Vigano

Significant Market Opportunities Outside of Cancer*

AVEO has conducted additional analyses of patient samples and animal models to examine the role of GDF15 in cachexia outside of cancer

COPD
>5x Larger than Cancer Cachexia Market

- **Increased GDF15 protein expression found in airway epithelium (mainly in ciliated cells) of human COPD smokers compared with normal non-smokers[1]**
- **Cigarette smoke exposure consistently up-regulated GDF15 expression in human airway epithelial cells[1]**

Congestive Heart Failure
2x Larger than Cancer Cachexia Market

GDF-15 Levels Predict Mortality in CHF[2]



Cumulative Survival
1
,9
,8
,7
,6
,5
,4
0
12
24
36
48
months
2.8%
3.5%
9.6%
24.4%
10.0%
9.4%
33.4%
56.2%
< 1200 ng/L (within normal range)
1200-2000 ng/L
2000-3600 ng/L
>3600 ng/L
P<0.001 (log-rank)

*Partnership opportunity for non-oncology rights

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1. Wu, Q et al. Innate Immunity 0(0), 16 Dec 2011
2. Kempf et al. & Wollert. JACC, 2007

AVEO ONCOLOGY

AV-380 Development and Exclusivity Program Development Status – Focused on Cancer Cachexia AV-380 is currently in preclinical development AVEO preparing IND for planned 2020 filing Intellectual Property Estate Method of use patent through 2029 to cover increasing body weight (e.g., treating cachexia) by inhibiting GDF15 Composition of matter on AV-380 antibodies through 2033

Key Potential Clinical and Regulatory Milestones AV-380 (Anti-GDF15 mAb) 1H 20 2H 20 2021 AV-380 IND Submission for Cancer Cachexia CAN017 (AV-203) (Anti-ERBB3 mAb) 1H 20 2H 20 2021 Initiate POC Study upon NRG1 Fusion Biomarker Evaluation Ficlatuzumab (Anti-HGF/c-MET mAb) 1H 20 2H 20 2021 HNSCC (Ficlatuzumab +/- ERBITUX®) Randomized Ph2 POC Data Pancreatic (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Ph1/2 Presentation ü Tivozanib (VEGFR 123 TKI) 1H 20 2H 20 2021 PDUFA Date (R/R RCC) Final OS HCC Ph1/2 (Durvalumab + Tivo) Ph2 HCC Ph1/2 (Durvalumab + Tivo) Ph1 ü ü Tivozanib (VEGFR 123 TKI, Non Oncology) 1H 20 2H 20 2021 Regulatory/Development Milestone

Passionately pursuing a better life for patients with cancer July 2020 Pipeline Overview